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                                                                  EXHIBIT 10.18

                          TRADEMARK SECURITY AGREEMENT


         THIS TRADEMARK SECURITY AGREEMENT ("AGREEMENT") made as of November 27, 1996, is executed by and between FRICTION PRODUCTS CO., an Ohio corporation (the "GRANTOR"), and BT COMMERCIAL CORPORATION, a Delaware corporation, acting in its capacity as agent (in such capacity, "AGENT") for itself and each of the other "Lenders" (as such term is defined in the Credit Agreement referred to below).

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement of even date herewith (such Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "CREDIT AGREEMENT"), among the Grantor and certain affiliates of the Grantor (the Grantor and each of such affiliates being hereinafter referred to collectively as the "BORROWERS"), Agent, Lenders and Hawk Corporation, a Delaware corporation, in its capacity as borrowing agent for the Borrowers thereunder, Lenders have severally agreed to make certain loans and other extensions of credit to or for the account of the Borrowers upon the terms and subject to the conditions set forth therein;

         WHEREAS, Grantor and Agent are parties to that certain General Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), pursuant to which Grantor has granted a security interest in certain of its assets to Agent for its benefit and the ratable benefit of Lenders; and

         WHEREAS, Lenders have required, as a condition, among others, to the making of any loans or other extensions of credit under the Credit Agreement, that Grantor execute and deliver this Agreement to Agent for its benefit and for the ratable benefit of Lenders;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       DEFINED TERMS.



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         (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Credit Agreement shall have the meaning specified for such term in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, each capitalized term used herein that is defined in the Security Agreement shall have the meaning specified for such term in the Security Agreement.

         (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.

         (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and VICE VERSA, unless otherwise specified.

          2. INCORPORATION OF PREMISES. The premises set forth above are incorporated into this Agreement by this reference thereto and are made a part hereof.

          3. INCORPORATION OF THE SECURITY AGREEMENT. The Credit Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

          4. SECURITY INTEREST IN TRADEMARKS. To secure the prompt and complete payment, performance and observance of all Obligations, Grantor hereby grants to Agent for its benefit and the ratable benefit of Lenders a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of Grantor's now owned or existing and hereafter acquired or arising:

                  (a) trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on SCHEDULE A attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without

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         limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor's business symbolized by the foregoing and connected therewith, and (v) all of Grantor's rights corresponding thereto throughout the world (all of the foregoing trademarks, registered trademarks and trademark applications, and service marks, registered service marks and service mark applications, together with the items described in CLAUSES (i)-(v) in this PARAGRAPH 4(a), are sometimes hereinafter individually and/or collectively referred to as the "TRADEMARKS"); and

                  (b) rights under or interests in any trademark license agreements or service mark license agreements with any other party, whether Grantor is a licensee or licensor under any such license agreement, including, without limitation, those trademark license agreements and service mark license agreements listed on SCHEDULE B attached hereto and made a part hereof, together with any goodwill connected with and symbolized by any such trademark license agreements or service mark license agreements, and the right to prepare for sale and sell any and all Inventory now or hereafter owned by Grantor and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the "LICENSES").

         5. RESTRICTIONS ON FUTURE AGREEMENTS. Grantor will not, without Agent's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and Grantor further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any material respect affect the validity or enforcement of the rights transferred to Agent under this Agreement.

         6. NEW TRADEMARKS AND LICENSES. Grantor represents and warrants that, from and after the Closing Date, (a) the Trademarks listed on SCHEDULE A include all of the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications now owned or held by Grantor, (b) the Licenses listed on SCHEDULE B include all of the trademark license agreements and service mark license agreements

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under which Grantor is the licensee or licensor and (c) other than Permitted
Liens, no liens, claims or security interests in such Trademarks and Licenses have been granted by Grantor to any Person other than Agent. If, prior to the termination of this Agreement, Grantor shall (i) obtain rights to any new trademarks, registered trademarks, trademark applications, service marks, registered service marks or service mark applications, (ii) become entitled to the benefit of any trademarks, registered trademarks, trademark applications, trademark licenses, trademark license renewals, service marks, registered service marks, service mark applications, service mark licenses or service mark license renewals whether as licensee or licensor, or (iii) enter into any new trademark license agreement or service mark license agreement, the provisions of PARAGRAPH 4 above shall automatically apply thereto. Grantor shall give to Agent written notice of events described in CLAUSES (i), (ii) and (iii) of the preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Grantor hereby undertakes to modify and update (i) by amending SCHEDULE A to include any future trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications and (ii) SCHEDULE B to include any future trademark license agreements and service mark license agreements, which are Trademarks or Licenses under PARAGRAPH 4 above or under this PARAGRAPH 6. Grantor hereby authorizes Agent to file, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on Schedule A or B thereto, as the case may be, such future trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, and trademark license agreements and service mark license agreements.

          7. ROYALTIES. Grantor hereby agrees that the use by Agent of the Trademarks and Licenses as authorized hereunder in connection with Agent's exercise of its rights and remedies under PARAGRAPH 15 or pursuant to SECTION 10 of the Security Agreement shall be coextensive with Grantor's rights thereunder and with respect thereto and without any liability for royalties or other related charges from Agent or any Lender to Grantor.

          8. RIGHT TO INSPECT; FURTHER ASSIGNMENTS AND SECURITY INTERESTS. Agent may at all reasonable times (and at any time when an Event of Default exists) have access to, examine, audit, make copies (at Grantor's expense) and extracts from and inspect Grantor's premises and examine Grantor's books, records and

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operations relating to the Trademarks and Licenses; PROVIDED, THAT in conducting such inspections and examinations, Agent shall use reasonable efforts not to disturb unnecessarily the conduct of Grantor's ordinary business operations.
From and after the occurrence of an Event of Default, Grantor agrees that Agent, or a conservator appointed by Agent, shall have the right to establish such reasonable additional product quality controls as Agent or such conservator, in its sole and absolute judgment, may deem necessary to assure maintenance of the quality of products sold by Grantor under the Trademarks and the Licenses or in connection with which such Trademarks and Licenses are used. Grantor agrees (i) not to sell or assign its respective interests in, or grant any license under, the Trademarks or the Licenses without the prior and express written consent of Agent, (ii) to maintain the quality of such products as of the date hereof, and
(iii) not to change the quality of such products in any material respect without Agent's prior and express written consent.

         9. NATURE AND CONTINUATION OF AGENT'S SECURITY INTEREST; TERMINATION OF AGENT'S SECURITY INTEREST. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Trademarks and Licenses and shall terminate only when the Obligations have been paid and satisfied in full and the Credit Agreement, Security Agreement and all of the other Credit Documents have terminated pursuant to the respective terms and provisions thereof. When this Agreement has terminated, Agent shall promptly execute and deliver to Grantor, at Grantor's expense, all termination statements and other instruments as may be necessary or proper to terminate Agent's security interest in the Trademarks and the Licenses, subject to any disposition thereof which may have been made by Agent pursuant to this Agreement or the Security Agreement.

         10. DUTIES OF GRANTOR. Grantor shall have the duty, to the extent desirable in the normal conduct of Grantor's business, to: (I) prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, and (ii) make application for trademarks or service marks that are necessary in the operation of Grantor's business. Grantor further agrees (i) not to abandon any Trademark or License without the prior written consent of Agent, and (ii) to use its best efforts to maintain in full force and effect the Trademarks and the Licenses that are or shall be necessary or economically desirable in the operation of Grantor's business. Any expenses incurred in

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connection with the foregoing shall be borne by Grantor. Neither Agent nor any
Lender shall have any duty with respect to the Trademarks and Licenses. Without limiting the generality of the foregoing, neither Agent nor any Lender shall be under any obligation to take any steps necessary to preserve rights in the Trademarks or Licenses against any other parties, but may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith shall be for the sole account of Grantor and shall be added to the Obligations secured hereby.

         11. AGENT'S RIGHT TO SUE. From and after the occurrence and during the continuance of an Event of Default, Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Licenses and, if Agent shall commence any such suit, Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents required by Agent in aid of such enforcement. Grantor shall, upon demand, promptly reimburse Agent for all costs and expenses incurred by Agent in the exercise of its rights under this PARAGRAPH 11 (including, without limitation, reasonable fees and expenses of attorneys and paralegals for Agent).

         12. WAIVERS. Agent's failure, at any time or times hereafter, to require strict performance by Grantor of any provision of this Agreement shall not waive, affect or diminish any right of Agent thereafter to demand strict compliance and performance therewith nor shall any course of dealing between Grantor and Agent have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of Grantor contained in this Agreement shall be deemed to have been suspended or waived by Agent unless such suspension or waiver is in writing signed by an officer of Agent and directed to Grantor specifying such suspension or waiver.

         13. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but the provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction, and shall not in any manner affect such clause or

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     provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          14. MODIFICATION. This Agreement cannot be altered, amended or modified in any way, except by a writing signed by the parties hereto.

          15. CUMULATIVE REMEDIES; POWER OF ATTORNEY. Grantor hereby irrevocably designates, constitutes and appoints Agent (and all Persons designated by Agent in its sole and absolute discretion) as Grantor's true and lawful attorney-in-fact, with full power of substitution, and authorizes Agent and any of Agent's designees, in Grantor's or Agent's name, upon the occurrence and during the continuance of an Event of Default to take any action and execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, and the giving by Agent of notice to Grantor of Agent's intention to enforce its rights and claims against Grantor, to (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for Agent in the use of the Trademarks or the Licenses, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks or the Licenses to anyone on commercially reasonable terms, (iii) grant or issue any exclusive or nonexclusive license under the Trademarks or, to the extent permitted, under the Licenses, to anyone on commercially reasonable terms, and (iv) take any other actions with respect to the Trademarks or the Licenses as Agent deems in its best interest. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations shall have been paid and satisfied in full in cash and the Security Agreement, the Credit Agreement and each of the other Credit Documents shall have terminated pursuant to the respective terms and provisions thereof. Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Agent under the Security Agreement, but rather is intended to facilitate the exercise of such rights and remedies.

          Agent shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks or the Licenses may be located or deemed located. Upon the occurrence of an Event of Default and the election by

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Agent to exercise any of its remedies under Section 9-504 or Section 9-505 of the Uniform Commercial Code with respect to the Trademarks and Licenses, Grantor agrees to assign, convey and otherwise transfer title in and to the Trademarks and the Licenses to Agent or any transferee of Agent and to execute and deliver to Agent or any such transferee all such agreements, documents and instruments as may be necessary, in Agent's sole discretion, to effect such assignment, conveyance and transfer. All of Agent's rights and remedies with respect to the Trademarks and the Licenses, whether established hereby, by the Security Agreement, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence and during the continuance of an Event of Default, Agent may exercise any of the rights and remedies provided in this Agreement, the Security Agreement and any of the other Credit Documents. Grantor agrees that any notification of intended disposition of any of the Trademarks and Licenses required by law shall be deemed reasonably and properly given if given at least ten (10) Business Days before such disposition; PROVIDED, THAT Agent may give any shorter notice that is commercially reasonable under the circumstances.

         16. SUCCESSORS AND ASSIGNS. This Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor and shall, together with the rights and remedies of Agent and each of the Lenders hereunder, inure to the benefit of Agent and the Lenders and their respective successors and assigns.

         17. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communications shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given (and deemed to have been given) in the manner and to the respective addresses set forth in SECTION 11.7 of the Credit Agreement. Failure or delay in delivering copies of any such notice, demand, request, consent, approval, declaration or other communication to any Persons designated in the Credit Agreement to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                                       -8-

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          18. CHOICE OF LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
THIS TRADEMARK SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

          19. SECTION TITLES. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

          20. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          21. MERGER. This Agreement and the Credit Documents represent the final agreement of Grantor and Agent with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between Grantor and Agent or between Grantor and Lenders.


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         IN WITNESS WHEREOF, Agent and Grantor have each caused this Agreement to be executed and delivered by its duly authorized officers as of the date first set forth above.


                                            FRICTION PRODUCTS CO., an Ohio
                                            corporation



                                            By: /s/ Thomas A. Gilbride
                                                -------------------------------
                                            Name: Thomas A. Gilbride
                                                  -----------------------------
                                            Title: Vice President-Finance
                                                   ----------------------------


ACCEPTED AND AGREED TO AS OF
THE 27TH DAY OF NOVEMBER, 1996


BT COMMERCIAL CORPORATION, as Agent


By:       /S/ Wayne D. Hillock
   --------------------------------------
         Wayne D. Hillock
         Senior Vice President

Trademark Security Agreement

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                                   SCHEDULE A
                                       TO
                          TRADEMARK SECURITY AGREEMENT
                          DATED AS OF NOVEMBER 27, 1996


                                   TRADEMARKS
                                   ----------



Trademark                      Registration Date               Registration No.
---------                      -----------------               ----------------

                                      NONE



                     TRADEMARK AND SERVICE MARK APPLICATIONS
                     ---------------------------------------


Trademark                        Application Date                   Serial No.
---------                        ----------------                   ----------

FERRO-CARBON                        2/20/96                          75-060228



                                   SCHEDULE B
                                       TO
                          TRADEMARK SECURITY AGREEMENT
                          DATED AS OF NOVEMBER 27, 1996


                               LICENSE AGREEMENTS
                               ------------------

                                      NONE


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STATE OF   Ohio                )
          --------------------
                               )  SS
COUNTY OF  Cuyahoga            )
          --------------------



         The foregoing Trademark Security Agreement was acknowledged before me this 27TH day of November, 1996, by Thomas A. Gilbride, a Vice President-Finance of FRICTION PRODUCTS CO., an Ohio corporation, on behalf of such corporation.




                                      /s/ Cheryl A. Sturges
                                      -----------------------------
                                      Notary Public
                                      ------, ----------------------
                                      My commission expires:_______

                                      CHERYL A. STURGES
                                      Notary Public, State of Ohio, Cuy. Cty.
                                      My Commission Expires June 27, 1999


Trademark Security Agreement

STATE OF                       )
          -------------------
                               )  SS
COUNTY OF                      )
          -------------------


         The foregoing Trademark Security Agreement was acknowledged before me this 27TH day of November, 1996, by Wayne D. Hillock, a Senior Vice President of BT COMMERCIAL CORPORATION, a Delaware corporation, on behalf of such corporation.





                                           -----------------------------
                                           Notary Public
                                           _________ County, ____________
                                           My commission expires:_______






Trademark Security Agreement